Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions

13. Provisions

	December 31,
	2023	2022
	$	$
Balance – Beginning of year	233	277
Provision recognized	404	-
Utilization of provision	(40)	(28)
Change in the provision	(174)	-
Unwinding of discount and impact of foreign exchange rate changes	6	(16)
Balances – End of the year	429	233
Current liabilities	429	45
Non-current liabilities	-	188

In 2023, the Company recognized a provision of $404 related to estimated exit costs for certain contracts with suppliers. It is anticipated that these costs will be incurred in the next financial year.

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

(in thousands of US dollars, except share and per share data and where otherwise noted)